Supplement No. 1 dated November 1, 1997
                                       to
                        Prospectus dated August 18, 1997
                                       for
                     State Street Research Investment Trust
            a series of State Street Research Master Investment Trust


Share Class Designations

     The Trust has redesignated its share classes to be more consistent with developing mutual fund industry practice. The changes do not affect sales charges or any other share class features. Throughout the Prospectus:

Former Class               Redesignated Class
------------               ------------------

Class C          is now           Class S

Class D          is now           Class C

     The designations for Class A and Class B are unchanged.

Class S Shares

     The sub-caption "Class C Shares -- Institutional; No Sales Charge" is revised to read "Class S Shares - Special Programs; No Sales Charge" and the second paragraph under the caption is revised in its entirety to read as follows:

       "In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor."

     Throughout the Prospectus, references to Class C shares (now redesignated as Class S) should be read to give effect to the above revisions regarding the availability of such shares.